Exhibit 99.2  Unaudited Supplemental Financial Information

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                          THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                CONSOLIDATED STATEMENTS OF OPERATIONS
                       (dollar amounts in thousands, except per share amounts)
                                              UNAUDITED

                                                                         Thirteen weeks ended
                                                         ----------------------------------------------------
                                                                May 1, 2004                  May 3, 2003
                                                         ----------------------       -----------------------
                                                                Amount  % Sales              Amount  % Sales
-------------------------------------------------------------------------------------------------------------
Merchandise Sales                                            $ 460,881     81.4           $ 411,132     80.5
Service Revenue                                                105,252     18.6              99,778     19.5
-------------------------------------------------------------------------------------------------------------
Total Revenues                                                 566,133    100.0             510,910    100.0
-------------------------------------------------------------------------------------------------------------
Costs of Merchandise Sales                                     324,054     70.3             290,340     70.6
Costs of Service Revenue                                        78,111     74.2              74,772     74.9
-------------------------------------------------------------------------------------------------------------
Total Costs of Revenues                                        402,165     71.0             365,112     71.5
-------------------------------------------------------------------------------------------------------------
Gross Profit from Merchandise Sales                            136,827     29.7             120,792     29.4
Gross Profit from Service Revenue                               27,141     25.8              25,006     25.1
-------------------------------------------------------------------------------------------------------------
Total Gross Profit                                             163,968     29.0             145,798     28.5
-------------------------------------------------------------------------------------------------------------
Selling, General and Administrative Expenses                   129,562     23.0             147,777     28.9
-------------------------------------------------------------------------------------------------------------
Operating Profit (Loss)                                         34,406      6.0              (1,979)    (0.4)
Non-operating Income                                               592      0.1               1,050      0.2
Interest Expense                                                 9,298      1.6              10,701      2.1
-------------------------------------------------------------------------------------------------------------
Earnings (Loss) Before Income Taxes and Cumulative
  Effect of Change in Accounting Principle                      25,700      4.5             (11,630)    (2.3)

Income Tax Expense (Benefit)                                     9,509     37.0              (4,303)    37.0
-------------------------------------------------------------------------------------------------------------
Net Earnings (Loss) Before Cumulative Effect of Change
  in Accounting Principle                                       16,191      2.9              (7,327)    (1.4)

(Loss) Earnings from Discontinued Operations,
  Net of Tax                                                      (531)    (0.1)                594      0.1

Cumulative Effect of Change in Accounting Principle,
  Net of Tax                                                         -      0.0              (2,484)    (0.5)
-------------------------------------------------------------------------------------------------------------
Net Earnings (Loss)                                             15,660      2.8              (9,217)    (1.8)

Retained Earnings, beginning of period                         577,793                      630,847
Cash Dividends                                                  (3,898)                      (3,487)
Effect of Stock Options                                         (1,383)                         (71)
Dividend Reinvestment Plan                                           -                         (274)
-------------------------------------------------------------------------------------------------------------
Retained Earnings, end of period                             $ 588,172                    $ 617,798
-------------------------------------------------------------------------------------------------------------
Basic Earnings (Loss) Per Share:
 Net Earnings (Loss) From Continuing Operations
  Before Cumulative Effect of Change in
  Accounting Principle                                       $    0.29                   $    (0.14)

(Loss) Earnings From Discontinued Operations,
  Net of tax                                                     (0.01)                        0.01

 Cumulative Effect of Change in
  Accounting Principle, Net of Tax                                   -                        (0.05)
-------------------------------------------------------------------------------------------------------------
Basic Earnings (Loss) Per Share                              $    0.28                   $    (0.18)
-------------------------------------------------------------------------------------------------------------
Diluted Earnings(Loss) Per Share:
 Net Earnings (Loss) From Continuing Operations
  Before Cumulative Effect of Change in
  Accounting Principle                                       $    0.27                   $    (0.14)

(Loss) Earnings From Discontinued Operations,
  Net of tax                                                     (0.01)                        0.01

 Cumulative Effect of Change in
  Accounting Principle, Net of Tax                                   -                        (0.05)
-------------------------------------------------------------------------------------------------------------
Diluted Earnings (Loss) Per Share                            $    0.26                   $    (0.18)
-------------------------------------------------------------------------------------------------------------
Cash Dividends Per Share                                     $   .0675                    $   .0675
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                             THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                         CONSOLIDATED BALANCE SHEETS
                            (dollar amounts in thousands, except per share amounts)
                                               UNAUDITED

                                                                     May 1, 2004       Jan. 31, 2004*        May 3, 2003
------------------------------------------------------------------------------------------------------------------------

ASSETS
 Current Assets:
   Cash and cash equivalents                                          $   98,766          $   60,984         $   81,189
   Accounts receivable, net                                               33,989              30,562             19,275
   Merchandise inventories                                               601,415             553,562            521,957
   Prepaid expenses                                                       38,277              39,480             38,098
   Deferred income taxes                                                  11,175              20,826             16,170
   Other                                                                  79,298              81,096             56,254
   Assets held for disposal                                               10,350              16,929                  -
------------------------------------------------------------------------------------------------------------------------
      Total Current Assets                                               873,270             803,439            732,943
------------------------------------------------------------------------------------------------------------------------
 Property and Equipment-at cost:
   Land                                                                  263,199             263,907            264,101
   Buildings and improvements                                            900,159             899,114            891,974
   Furniture, fixtures and equipment                                     592,218             586,607            587,950
   Construction in progress                                               11,641              12,800             22,059
------------------------------------------------------------------------------------------------------------------------
                                                                       1,767,217           1,762,428          1,766,084
   Less accumulated depreciation and amortization                        792,022             776,242            744,402
------------------------------------------------------------------------------------------------------------------------
      Property and Equipment - Net                                       975,195             986,186          1,021,682
------------------------------------------------------------------------------------------------------------------------
 Other                                                                    52,286              51,398             46,187
 Assets from discontinued operations                                           -                   -             56,880
------------------------------------------------------------------------------------------------------------------------
 Total Assets                                                         $1,900,751          $1,841,023         $1,857,692
------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
 Current Liabilities:
   Accounts payable                                                   $  366,360          $  342,584         $  244,844
   Accrued expenses                                                      245,247             267,565            257,367
   Short-term borrowings                                                   4,505                   -                  -
   Current maturities of long-term debt and obligations
     under capital leases                                                 51,023             117,063            151,317
------------------------------------------------------------------------------------------------------------------------
      Total Current Liabilities                                          667,135             727,212            653,528
------------------------------------------------------------------------------------------------------------------------
 Long-term debt and obligations under capital leases,
   less current maturities                                               244,552             258,016            326,158
 Convertible long-term debt                                              150,000             150,000            150,000
 Other long-term liabilities                                              28,686              28,802             25,427
 Deferred income taxes                                                    62,825              57,492             60,601
 Deferred gain on sale leaseback                                           3,805               3,907              4,329
 Commitments and Contingencies
 Stockholders' Equity:
   Common Stock, par value $1 per share:
     Authorized 500,000,000 shares; Issued 68,557,041 shares,
       Issued 63,910,577 and Issued 63,910,577                            68,557              63,911             63,911
   Additional paid-in capital                                            283,214             177,317            177,244
   Retained earnings                                                     588,172             577,793            617,798
   Accumulated other comprehensive income(loss)                            1,045                 (15)              (151)
------------------------------------------------------------------------------------------------------------------------
                                                                         940,988             819,006            858,802

 Less cost of shares in treasury - 8,545,885 shares,
   8,928,159 shares and 10,027,422 shares                                137,976             144,148            161,889
 Less cost of shares in benefits trust - 2,195,270 shares                 59,264              59,264             59,264
------------------------------------------------------------------------------------------------------------------------
      Total Stockholders' Equity                                         743,748             615,594            637,649
------------------------------------------------------------------------------------------------------------------------
 Total Liabilities and Stockholders' Equity                           $1,900,751          $1,841,023         $1,857,692
------------------------------------------------------------------------------------------------------------------------
* Taken from the audited financial statements at January 31, 2004.

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                                         THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                               CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                   (dollar amounts in thousands)
                                                             UNAUDITED



Thirteen Weeks Ended                                                          May 1, 2004          May 3, 2003
---------------------------------------------------------------------------------------------------------------
Cash Flows from Operating Activities:
  Net earnings (Loss)                                                         $    15,660            $  (9,217)
  Net (loss) earnings from discontinued operations                                   (531)                 594
---------------------------------------------------------------------------------------------------------------
   Net earnings (loss) from continuing operations                                  16,191               (9,811)
   Adjustments to Reconcile Net Earnings (Loss) From Continuing
    Operations to Net Cash Provided by Continuing Operations:
     Depreciation and amortization                                                 16,775               17,838
     Cumulative effect of change in accounting principle, net of tax                    -                2,484
     Accretion of asset disposal obligation                                            35                   49
     Deferred income taxes                                                         13,848               (2,508)
     Deferred gain on sale leaseback                                                 (102)                  (3)
     Loss on assets held for disposal                                                   -                   16
     Loss (Gain) from sale of assets                                                  417                 (725)
   Changes in Operating Assets and Liabilities:
     Decrease in accounts receivable, prepaid expenses and other                    1,952                5,538
     Increase in merchandise inventories                                          (47,853)             (33,075)
     Increase in accounts payable                                                  30,689               44,792
    (Decrease) increase in accrued expenses                                       (21,823)              21,512
    (Decrease) Increase in other long-term liabilities                               (116)                 271
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  Net Cash provided by continuing operations                                       10,013               46,378
  Net cash (used in) provided by discontinued operations                             (776)               1,825
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Net Cash Provided by Operating Activities                                           9,237               48,203
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Cash Flows from Investing Activities:
     Capital expenditures                                                          (7,683)              (8,565)
     Proceeds from sales of assets                                                  1,411                  745
     Proceeds from sales of assets held for disposal                                6,879                1,146
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Net Cash Provided by (Used in) Investing Activities                                   607               (6,674)
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Cash Flows from Financing Activities:
     Net (payments) borrowings under line of credit agreements                        (40)              10,631
     Repayments of short-term borrowings                                           (2,408)                   -
     Payments on capital lease obligations                                            (41)                (112)
     Reduction of long-term debt                                                  (79,423)             (10,503)
     Dividends paid                                                                (3,898)              (3,487)
     Net proceeds from sale of common stock                                       108,909                    -
     Proceeds from exercise of stock options                                        4,561                   39
     Proceeds from dividend reinvestment plan                                         278                  322
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Net Cash Provided by (Used in) Financing Activities                                27,938               (3,110)
---------------------------------------------------------------------------------------------------------------
Net Increase in Cash                                                               37,782               38,419
Cash and Cash Equivalents at Beginning of Period                                   60,984               42,770
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Cash and Cash Equivalents at End of Period                                      $  98,766            $  81,189
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                                  THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                 COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE
                                         (in thousands, except per share data)
                                                       UNAUDITED


                                                                Thirteen weeks ended
                                                        -----------------------------------
                                                           May 1, 2004         May 3, 2003
                                                        --------------      ---------------
(a)  Net earnings (loss) from continuing operations
       before cumulative effect of change in
       accounting principle                                   $ 16,191            $ (7,327)

     Adjustment for interest on convertible senior
       notes, net of income tax effect                           1,001                   -
-------------------------------------------------------------------------------------------
(b)  Adjusted net earnings (loss) from continuing
       operations before cumulative effect of change
       in accounting principle                               $  17,192            $ (7,327)
-------------------------------------------------------------------------------------------

(c)  Average number of common shares outstanding
       during period                                            54,945              51,652

     Common shares assumed issued upon conversion of
       convertible senior notes                                  6,697                   -

     Common shares assumed issued upon exercise
       of dilutive stock options, net of assumed
       repurchase, at the average market price                   1,945                   -
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(d)  Average number of common shares assumed
       outstanding during period                                63,587              51,652
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     Basic (Loss) Earnings per share:

       Net Earnings (Loss) From Continuing Operations
        Before Cumulative Effect of Change in
        Accounting Principle (a/c)                           $    0.29            $  (0.14)

      (Loss) Earnings From Discontinued Operations,
        Net of Tax                                               (0.01)               0.01

       Cumulative Effect of Change in Accounting
        Principle, Net of Tax                                        -               (0.05)
-------------------------------------------------------------------------------------------
     Basic Earnings (Loss) per share                         $    0.28            $  (0.18)
-------------------------------------------------------------------------------------------
     Diluted Earnings (Loss) Earnings per share:

       Net Earnings (Loss) From Continuing Operations
        Before Cumulative Effect of Change in
        Accounting Principle (a/c)                           $    0.27            $  (0.14)

      (Loss) Earnings From Discontinued Operations,
        Net of Tax                                               (0.01)               0.01

       Cumulative Effect of Change in Accounting
        Principle, Net of Tax                                        -               (0.05)
-------------------------------------------------------------------------------------------
     Diluted Earnings (Loss) per share                       $    0.26            $  (0.18)
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                                 THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                                ADDITIONAL INFORMATION
                                            (dollar amounts in thousands)
                                                      UNAUDITED




                                                          Thirteen weeks ended
                                                  ------------------------------------
                                                     May 1, 2004          May 3, 2003
                                                  ---------------      ---------------
 Capital expenditures                              $       7,683        $       8,565

 Depreciation and amortization                     $      16,775        $      17,838

 Non-operating income:
     Net rental revenue                            $         374        $         872
     Investment income                                       237                  138
     Other income (expense)                                  (19)                  40
                                                   --------------       --------------
                  Total                            $         592       $        1,050
                                                   ==============       ==============


 Comparable store sales percentages:
     Merchandise                                            12.3%                (6.3)%
     Service                                                 5.6                 (1.6)
     Total                                                  11.0                 (5.4)



Total square feet of retail space
  (including service centers)                         12,206,785           12,866,929



Revenues and Gross Profit by Line of Business (A):

        Retail Revenues                            $     337,049        $     286,353
        Service Center Revenues                          229,084              224,556
                                                   --------------       --------------
                Total Revenues                     $     566,133        $     510,909
                                                   ==============       ==============

        Gross Profit from Retail Revenues          $      98,500        $      77,308
        Gross Profit from Service
          Center Revenues                                 65,468               68,489
                                                   --------------       --------------
                Total Gross Profit                 $     163,968        $     145,797
                                                   ==============       ==============

(A) Retail Revenues include revenues from DIY and Commercial sales.  Service Center
    Revenues include revenues from labor and installed parts and tires.

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